Filed Pursuant to Rule 497(a)

Registration No. 333-195863

Rule 482ad

FS Investment Corp. Pricing Announcement

ISSUER:	FS Investment Corp. [“FSIC”]
RATINGS:	BBB / BBB- (S&P/Fitch) (Stable/Stable)*
SECURITY DESCRIPTION:	Unsecured Notes
FORMAT:	SEC Registered
SIZE:	$400mm
MATURITY:	7/15/19
SETTLE DATE:	7/14/14
FIRST COUPON:	1/15/15 (long first coupon)
FINAL MATURITY:	7/15/19
YIELD:	4.112%
COUPON:	4.000%
PRICE:	99.498%
IMPLIED SPREAD:	T+237.5bps
T-SPOT PRICE:	99-15
T-SPOT YIELD:	1.737%
MAKE-WHOLE:	T+40bps
BOOKRUNNERS:	CITI/WFS/JPM
CO-MANAGERS:	EVR/KBW
MINIMUM DENOMS:	$2,000 x $1,000
USE OF PROCEEDS:	To repay outstanding indebtedness under financing facilities
SETTLEMENT:	T+5
TIMING:	Today’s Business

Investors are advised to carefully consider the investment objective, risks, charges and expenses of FSIC before investing. The preliminary prospectus supplement dated July 7, 2014, together with an accompanying prospectus, which have been filed with the Securities and Exchange Commission, contain this and other information about FSIC and should be read carefully before investing.

The information in the preliminary prospectus supplement and the accompanying prospectus, and in this announcement, is not complete and may be changed. The preliminary prospectus supplement, the accompanying prospectus and this announcement are not offers to sell any securities of FSIC and are not soliciting an offer to buy such securities in any state or jurisdiction where such offer and sale is not permitted.

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the preliminary prospectus (and accompanying prospectus) may be obtained from Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, or via phone at 1-800-831-9146, or by email at prospectus@citi.com; Wells Fargo Securities, LLC at 1525 West W.T. Harris Blvd., NC 0675, Charlotte, NC 28262, or via phone at 1-800-326-5897, or by email at cmclientsupport@wellsfargo.com; or J.P. Morgan Securities LLC at 383 Madison Avenue, New York, NY 10179, Attn – Investment Grade Syndicate Desk, or via phone at 212-834-4533.

ANY DISCLAIMERS OR OTHER NOTICES THAT MAY APPEAR AFTER THIS MESSAGE ARE NOT APPLICABLE TO THIS COMMUNICATION AND SHOULD BE DISREGARDED. SUCH DISCLAIMERS OR OTHER NOTICES WERE AUTOMATICALLY GENERATED AS A RESULT OF THIS COMMUNICATION BEING SENT VIA BLOOMBERG OR ANOTHER EMAIL SYSTEM.